Property, Plant and Equipment, Net (Details) - USD ($)	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Property, Plant and Equipment [Abstract]
Disposed depreciated equipment		$ 200,000
Impairment of fixed assets		1,500,000
Impairment losses on property and equipment	$ 2,600,000
Plant construction expenditure description	The Company’s properties with an aggregate carrying value of approximately $0.2 million (RMB 1.4 million) and $1.2 million (RMB 8.6 million) have been used as collateral for the Company’s short-term loans (see Note 13)
Depreciation expense	$ 2,015,496	$ 1,984,603	$ 1,454,155